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                                                                   FINAL 7-11-96


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                             CROSS-LICENSE AGREEMENT

         THIS CROSS-LICENSE AGREEMENT (together with the attached Schedules, the "Agreement") is made as of July 15, 1996 (the "Effective Date") by and among Genetics Institute, Inc., a Delaware corporation (for itself and on behalf of its Affiliate, the GPDC Partnership, a Delaware general partnership), with a business address at 87 CambridgePark Drive, Cambridge, Massachusetts 02140 ("GI"), Stryker Corporation, a Michigan corporation with a business address at 2725 Fairfield Road, Kalamazoo, Michigan 49002 ("Stryker") and Creative BioMolecules, a Delaware corporation with a business address at 45 South Street, Hopkinton, Massachusetts 01748 ("CBM").

1.       BACKGROUND.

         1.1. PATENTS. GI, Stryker and CBM have each filed patent applications and obtained patents in the United States and around the world, or have rights under such applications and patents, that relate generally to the following subject matter (the "BMP Subject Matter"): chondrogenic proteins, osteogenic proteins and/or bone morphogenetic proteins, the DNA encoding those proteins, vectors and host cells containing that DNA, methods of making and purifying those proteins, the activities of those proteins, and methods, devices and compositions for using those proteins to, inter alia, induce bone and/or cartilage formation.

         1.2. CROSS-LICENSES. Each of the parties has recognized that their respective patent positions are of a nature that, in the absence of unblocking cross-licenses, could have a negative impact on potential competition between the parties and could block the development and availability of these proteins to the detriment of all parties generally, and to the substantial detriment of patients needing treatment with such proteins.

         1.3. AGREEMENT. In consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties, intending to be legally bound, agree as follows:
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2.       DEFINITIONS AND INTERPRETATION. As used in this Agreement, the following terms shall have the meanings set forth below and shall be interpreted in accordance with the provisions of Section 2.20.

         2.1. "AFFILIATE" means any corporation, company, partnership, joint venture, firm and/or other entity which controls, is controlled by, or is under common control with a Party. For purposes of this Section 2.1, "control" means (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares entitled to vote for the election of directors; and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such noncorporate entities.

         2.2. "BASE PROTEIN" means either a GI Base Protein or a CBM/ Stryker Base Protein, as the context so requires.

         2.3. "BONE DISEASES" means osteoporosis, osteomalacia and Paget's Disease.

         2.4. "BONE DISEASE FIELD" means the portion of the OP Field consisting of prevention or treatment of the Bone Diseases other than (a) by the local application of GI Products, CBM Products or Stryker Products in an insoluble formulation directly on bone or joint tissue for local, as opposed to general or systemic, effect and (b) the treatment of fractures regardless of whether they result from Bone Disease.

         2.5. "CBM/STRYKER BASE PROTEIN" means a polypeptide chain whose * *********************************** is set forth on Schedule
                  2.5 to this Agreement.

         2.6. "CBM/STRYKER DERIVATIVE PRODUCT" means, with respect to a particular CBM/Stryker Base Protein:

                  a. species variant forms thereof;

                  b. amino acid variant forms of such Base Protein sharing at least *** amino acid sequence identity with the ******** ************************** of such Base Protein ("***
                     Homologs");


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                  c. ******* variant forms of such Base Protein or such
                     species variant forms or such *** Homologs, including, without limitation, polypeptides comprising only the
                     ***************************************

                  d. homodimeric, heterodimeric and chimeric forms of such Base
                     Protein and of variant forms thereof identified in the preceding Subsections (a), (b) and (c), to the extent they also consist of:

                     i. such Base Protein or variant forms thereof identified in the preceding Subsections (a),
                          (b) or (c),

                     ii. other CBM/Stryker Base Proteins or variant forms thereof identified in the preceding Subsections (a), (b) or (c), or

                     iii. other polypeptide chains which are not within
                          the preceding Subsections (i) or (ii), and are not GI Base Proteins or variant forms thereof identified in Subsections (a), (b) or (c) of
                          Section 2.12;

                  e. polyclonal or monoclonal antibodies to such Base Protein or to the foregoing proteins;

                  f. the DNA or RNA encoding such Base Protein or the foregoing proteins;

                  g. vectors and host cells containing the foregoing DNA or RNA;
                     and

                  h. such Base Protein or the foregoing proteins when combined with a matrix or other scaffold, and such proteins when formulated with a delivery vehicle, including a sequestering agent or other slow release agent or other carrier.

                  Determination of "identity" between any two amino acid sequences is based on that alignment which achieves the maximum identity between the two sequences.

         2.7. "CBM FIELD" means all fields of use outside of the Stryker Field. The CBM Field includes, without limitation, (a) the Bone Disease Field and (b) the area of the Dental Field outside the Stryker Field.


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         2.8.     "CBM/STRYKER PATENTS" means all Patents in which and to the extent Stryker and/or CBM, as the case may be, has an interest licensable to GI as of the Effective Date, including without limitation, those listed on SCHEDULE 2.8 to this Agreement. In addition "CBM/Stryker Patents" will include all Patents listed as "*** Patents" on SCHEDULE 2.8 covering ***********, provided that Stryker and/or CBM has obtained the right to sublicense such *** Patents to GI under this Agreement. CBM/Stryker Patents shall not include Patent claims directed to the polypeptide chains described in Section 2.12(d)(iii), below.

         2.9. "CBM PRODUCTS" means the CBM/Stryker Base Proteins and the CBM/Stryker Derivative Products with respect thereto.

         2.10. "DENTAL FIELD" means the field of treatment, repair or replacement of the tooth, dentin, alveolar bone, tooth-root cementum, gingiva and/or periodontal ligament.

         2.11. "GI BASE PROTEIN" means a polypeptide chain whose ******* *************************** is set forth on SCHEDULE 2.11 to this Agreement.

         2.12. "GI DERIVATIVE PRODUCT" means, with respect to a particular GI Base Protein:

                  a. species variant forms thereof;

                  b. amino acid variant forms of such Base Protein sharing at least *** amino acid sequence identity with the ********** ***************************** of such Base Protein ("***
                     Homologs");

                  c. ********* variant forms of such Base Protein or such
                     species variant forms or such *** Homologs, including, without limitation, polypeptides comprising only the **************************************;

                  d. homodimeric, heterodimeric and chimeric forms of such Base
                     Protein and of variant forms thereof identified in the preceding Subsections (a), (b) and (c), to the extent they also consist of:


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                     i.   such Base Protein or variant forms thereof
                          identified in the preceding Subsections (a),
                          (b) or (c),

                     ii.  other GI Base Proteins or variant forms
                          thereof identified in the preceding
                          Subsections (a), (b) or (c), or

                     iii. other polypeptide chains which are not within
                          the preceding Subsections (i) or (ii), and are not CBM/Stryker Base Proteins or variant forms thereof identified in Subsections (a), (b) or
                          (c) of Section 2.6;

                  e. polyclonal or monoclonal antibodies to such Base Protein or to the foregoing proteins;

                  f. the DNA or RNA encoding such Base Protein or the foregoing proteins;

                  g. vectors and host cells containing the foregoing DNA or RNA;
                     and

                  h. such Base Protein or the foregoing proteins when combined with a matrix or other scaffold, and such proteins when formulated with a delivery vehicle, including a sequestering agent or other slow release agent or other carrier.

                  Determination of "identity" between any two amino acid sequences is based on that alignment which achieves the maximum identity between the two sequences.

         2.13. "GI PATENTS" means all Patents in which and to the extent GI has an interest licensable to Stryker and/or CBM as of the Effective Date, including without limitation, those listed on
                  SCHEDULE 2.13 to this Agreement. GI Patents shall not include Patent claims directed to the polypeptide chains described in
                  Section 2.6(d)(iii), above.

         2.14. "GI PRODUCTS" means the GI Base Proteins and the GI Derivative Products with respect thereto.

         2.15. "OP FIELD" means the field of treatment, repair or replacement of bone and joint tissue, including, without limitation, meniscus and articular cartilage, and ligaments and tendons.


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         2.16.    "ORPHAN DRUG RIGHTS" means the designation of orphan drug, orphan combination product or orphan device status and the award of exclusive marketing approval with respect to a GI Product, a CBM Product or a Stryker Product, as applicable, by the United States Food and Drug Administration, or any designation or award by other governments or regulatory authorities which provides for marketing exclusivity to promote the development and commercialization of orphan drugs, orphan combination products or orphan devices with restricted patient populations for a given indication.

         2.17. "PATENTS" means (a) all patent applications filed on or before the Effective Date of this Agreement and all patents that issue or have issued from any such application and (b) all patent applications filed after the Effective Date of this Agreement and all patents that issue from any such application, but only to the extent of claims that are entitled to priority or benefit from a patent application of Subsection (a), above, regardless of whether such priority or benefit is claimed. For purposes of this Agreement, patent applications and patents include U.S. and foreign applications, patents, divisions, continuations, continuations-in-part, applications for certificates of invention and priority rights, certificates of invention, reissues, re-examination certificates, extensions or other governmental acts that effectively extend the period of exclusivity by the patent holder, substitutions, renewals, supplementary protection certificates, confirmations, registrations, validations and additions. Patents shall not include any claims in any patent application or patent described in the preceding Subsection (a) or (b) to methods, devices or formulations directed toward specific uses outside
                  (i) the Stryker Field, (ii) the Bone Disease Field and (iii) the Dental Field. Patents also shall not include any claims in any patent application or patent described in the preceding Subsection (a) or (b) to orthopedic hardware or prosthetic devices per se, or to methods of making or using such hardware or prosthetic devices per se.

         2.18. "STRYKER FIELD" means the OP Field, but excluding the Bone Disease Field. The Stryker Field includes, without limitation, the area of the Dental Field outside the CBM Field.


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         2.19.    "STRYKER PRODUCTS" means the CBM/Stryker Base Proteins and the
                  CBM/Stryker Derivative Products with respect thereto.

         2.20. INTERPRETATION. Notwithstanding the definitions set forth above, the parties acknowledge that it is possible, for example, that certain CBM/Stryker Derivative Products or certain GI Derivative Products may be derived from more than one of the CBM/Stryker Base Proteins or GI Base Proteins, as applicable, listed on SCHEDULE 2.5 or SCHEDULE 2.11 hereof, respectively. In order to assure the parties the benefit of the licenses granted pursuant to Section 3, it is hereby agreed that the following rules of interpretation shall apply, in the order of priority of Subsections (a) through (e) set forth below:

                  a. If a particular GI Product, Stryker Product or CBM Product, as applicable, is a Derivative Product of the Base Protein HBMP2 and of the Base Protein HBMP7, no rights to such Derivative Product are granted under this Agreement; and all parties agree that they shall not make, have made, use, offer for sale, sell, have sold, import, have imported, export or have exported (collectively, "exploitation") such Derivative Product for so long as the exploitation of such Derivative Product is covered by an unexpired patent exclusively licensed hereunder.

                  b. If a particular GI Product, Stryker Product or CBM Product, as applicable, is a Derivative Product of the Base Protein ***** and of the Base Proteins ***** or *****, no rights to such Derivative Product are granted under this Agreement.

                  c. If a particular GI Product, Stryker Product or CBM Product, as applicable, is a Derivative Product of the Base Protein HBMP7 and of another Base Protein other than HBMP2, it shall be deemed to be a Derivative Product of the Base Protein HBMP7; and rights are granted under this Agreement to such Derivative Product to the extent, but only to the extent, that rights are granted under this Agreement to the Base Protein HBMP7 and Derivative Products with respect thereto.

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                     If a particular GI Product, Stryker Product or CBM Product, as applicable, is a Derivative Product of the Base Protein HBMP2 and of another Base Protein other than HBMP7, it shall be deemed to be a Derivative Product of the Base Protein HBMP2; and rights are granted under this Agreement to such Derivative Product to the extent, but only to the extent, that rights are granted under this Agreement to the Base Protein HBMP2 and Derivative Products with respect thereto.

                  d. If a particular GI Product, Stryker Product or CBM Product, as applicable, is a Derivative Product of the Base Proteins ***** or ***** and of another Base Protein other than HBMP2, HBMP7 or *****, it shall be deemed to be a Derivative Product of the Base Proteins ***** or *****; and rights are granted under this Agreement to such Derivative Product to the extent, but only to the extent, that rights are granted under this Agreement to the Base Proteins ***** or ***** and Derivative Products with respect thereto.

                     If a particular GI Product, Stryker Product or CBM Product, as applicable, is a Derivative Product of the Base Protein ***** and of another Base Protein other than HBMP2, HBMP7, ***** or *****, it shall be deemed to be a Derivative Product of the Base Protein *****; and rights are granted under this Agreement to such Derivative Product to the extent, but only to the extent, that rights are granted under this Agreement to the Base Protein ***** and Derivative Products with respect thereto.

                  e. Notwithstanding the fact that the Base Protein ***** may have a greater than *** amino acid sequence identity with the Base Protein HBMP2, the exclusivity of the license granted to GI shall not apply to the Base Protein ***** and heterodimeric and homodimeric forms of the Base Protein ***** or to the following Derivative Products: (i) species variant forms of the Base Protein *****, (ii) polyclonal or monoclonal antibodies to the Base Protein ***** or species variants thereof, (iii) DNA and RNA encoding the Base Protein ***** or species variants thereof, (iv) vectors and cells containing such DNA or RNA, and (v) the foregoing


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                     when combined or formulated as described in Subsection
                     2.12(h); and the Base Protein ***** and such Derivative Products shall not be deemed to be Derivative Products with respect to Base Protein HBMP2.

                     Notwithstanding the fact that the Base Proteins ***** or ***** may have a greater than *** amino acid sequence identity with the Base Protein HBMP7, the exclusivity of the license granted to Stryker and CBM shall not apply to the Base Proteins ***** and ***** and heterodimeric and homodimeric forms of the Base Proteins ***** and *****, or to the following Derivative Products: (i) species variant forms of the Base Proteins ***** or *****, (ii) polyclonal or monoclonal antibodies to the Base Proteins ***** or ***** or species variants thereof, (iii) DNA and RNA encoding the Base Proteins ***** and ***** or species variants thereof, (iv) vectors and cells containing such DNA or RNA, and (v) the foregoing when combined or formulated as described in Subsection 2.6(h); and the Base Proteins ***** and ***** and such Derivative Products shall not be deemed to be Derivative Products with respect to the Base Protein HBMP7.

3. PATENT LICENSES AND ROYALTIES. Subject to the terms and conditions of this Agreement, the parties grant the following licenses and, in consideration thereof, shall pay the following royalties:

         3.1.     FROM GI TO STRYKER.

                  a. GRANT. GI grants to Stryker irrevocable, worldwide,
                     non-exclusive (except as provided below) licenses and sublicenses, limited to the Stryker Field, under the Patents listed on SCHEDULE 2.13 (and in addition, those Patents which are sublicensable to Stryker under the Third Party License Agreements listed on SCHEDULE 3.1 to this Agreement), to make and have made, to use, to offer for sale, to sell and have sold, to import and have imported, and to export and have exported, the Stryker Products. This grant shall be exclusive, even as to GI, with respect to the CBM/Stryker Base


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                     Products of HBMP7. With respect to heterodimers and
                     chimeras of any CBM/Stryker Base Protein or any CBM/Stryker Derivative Product, no right, license or sublicense is granted with respect to any protein, polypeptide chain or fragment thereof (alone or as a component of any heterodimer or chimera) that is not on the list of CBMI/ Stryker Base Proteins set forth on SCHEDULE 2.5, or is not licensed or sublicensed hereunder as a Derivative Product of such CBM/Stryker Base Proteins.

                  b. OPTION TO EXPAND LICENSE. GI grants to Stryker an option, exercisable by Stryker at any time upon written notice to GI, to add the following to the licenses/sublicenses granted to Stryker in Section 3.1(a), above, subject to all limitations and restrictions set forth therein: (i) any other GI Patent (or claim thereof) which is necessary or useful in order for Stryker to make, have made, use, offer for sale, sell, have sold, import, have imported, export or have exported the CBM/Stryker Base Proteins, and the CBM/Stryker Derivative Products referred to in Section 2.6(a) through (h) with respect thereto; or (ii) any other Patent (or claim thereof) in which GI acquires an interest sublicensable to Stryker after the Effective Date, which is strictly necessary in order for Stryker to make and have made, to use, to offer for sale, to sell and have sold, to import and have imported, and to export and have exported, the CBMI/Stryker Base Proteins, and the CBMI/Stryker Derivative Products referred to in Section 2.6(a) through
                     (g) with respect thereto.

                  c. THIRD PARTY LICENSE AGREEMENTS. Stryker agrees to comply with all applicable terms and conditions of all agreements with third parties pursuant to which GI acquired or acquires a sublicensable interest in any Patents sublicensed to Stryker pursuant to Sections 3.1(a) or 3.1(b), above (the "GI Third Party License Agreements").



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                     above, Stryker will not be deemed to have a sublicense
                     under any third party Patent with respect to any product or activity which (i) would not, but for such sublicense, infringe such Patent, or (ii) is otherwise licensed or sublicensed by Stryker under such third party's Patents for such purpose or purposes.

                  d. COVENANT NOT TO SUE. GI covenants not to sue Stryker or its
                     Affiliates or sublicensees, or any third party which acquires Stryker Product from Stryker or its Affiliates or sublicensees, under any third party Patent licensed to GI without the right to sublicense Stryker, with respect to any Stryker Product or any activity related thereto for which GI would have sublicensed (or would have been required to sublicense) Stryker under such Patent, if GI had such sublicensable interest in such Patent.

                  e. THIRD PARTY ROYALTIES. The licenses to Stryker set forth in
                     Subsection 3.1(a) shall be royalty-free; provided, however, Stryker shall pay or reimburse GI for all royalties payable by GI pursuant to GI Third Party License Agreements on account of Stryker's sales of any Stryker Product and, beginning on March 1, 1997, the ******* annual payment required for GI to maintain exclusivity and sublicensing rights in the *********** field under the Stanford/Ringold License Agreement listed on SCHEDULE 3.1 attached to this Agreement. (For such time as both Stryker and CBM have a sublicense from GI under the Stanford/Ringold License Agreement, Stryker and CBM each shall pay one-half of such ******* annual payment.) Recognizing that GI has limited knowledge of the Stryker Products and the processes, formulations, matrices and other matters used by Stryker with respect thereto, GI represents and warrants, to the best of its knowledge, that
                     (i) the Patents listed on SCHEDULE 2.13 attached to this Agreement represent all GI Patents relating to the BMP Subject Matter


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                     that would be infringed by Stryker making and having made, using, offering for sale, selling and having sold, importing and having imported, or exporting and having exported, the Stryker Products, and (ii) that SCHEDULE 3.1 attached to this Agreement sets forth all GI Third Party License Agreements that would require Stryker to pay or reimburse GI for royalties payable to third parties on Stryker's sales of the Stryker Products as a result of receiving a license under Section 3.1(a) to the Patents listed on SCHEDULE 2.13, together with the corresponding maximum royalty percentages thereunder.

         3.2.     FROM GI TO CBM.

                  a. GRANT. GI grants to CBM irrevocable, worldwide,
                     non-exclusive (except as provided below) licenses and sublicenses, limited to the CBM Field, under the Patents listed on SCHEDULE 2.13 (and in addition, those Patents which are sublicensable to CBM under the Third Party License Agreements listed on SCHEDULE 3.1 to this Agreement), to make and have made, to use, to offer for sale, to sell and have sold, to import and have imported, and to export and have exported, the CBM Products. This grant shall be exclusive, even as to GI, with respect to the CBM/Stryker Base Protein HBMP7 and the CBM/Stryker Derivative Products of HBMP7. With respect to heterodimers and chimeras of any CBM/Stryker Base Protein or any CBM/Stryker Derivative Product, no right, license or sublicense is granted with respect to any protein, polypeptide chain or fragment thereof (alone or as a component of any heterodimer or chimera) that is not on the list of CBM/Stryker Base Proteins set forth on SCHEDULE 2.5, or is not licensed or sublicensed hereunder as a Derivative Product of such CBM/Stryker Base Proteins.

                  b. OPTION TO EXPAND LICENSE. GI grants to CBM an option,
                     exercisable by CBM at any time upon written notice to GI, to add the following to the licenses/ sublicenses granted to CBM in Section 3.2(a), above, subject to all limitations and restrictions set forth therein: (i) any other GI Patent (or


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                     claim thereof) which is necessary or useful in order for
                     CBM to make, have made, use, offer for sale, sell, have sold, import, have imported, export or have exported the CBM/Stryker Base Proteins, and the CBM/Stryker Derivative Products referred to in Section 2.6(a) through (h) with respect thereto; or (ii) any other Patent (or claim thereof) in which GI acquires an interest sublicensable to CBM after the Effective Date, which is strictly necessary in order for CBM to make and have made, to use, to offer for sale, to sell and have sold, to import and have imported, and to export and have exported, the CBM/Stryker Base Proteins, and the CBM/Stryker Derivative Products referred to in Section 2.6(a) through (g) with respect thereto.

                  c. THIRD PARTY LICENSE AGREEMENTS. CBM agrees to comply with all applicable terms and conditions of all agreements with third parties pursuant to which GI acquired or acquires a sublicensable interest in any Patents sublicensed to CBM pursuant to Sections 3.2(a) or 3.2(b), above (the "GI Third Party License Agreements"). Notwithstanding Sections 3.2(a) and 3.2(b), above, CBM will not be deemed to have a sublicense under any third party Patent with respect to any product or activity which (i) would not, but for such sublicense, infringe such Patent, or (ii) is otherwise licensed or sublicensed by CBM under such third party's Patents for such purpose or purposes.

                  d. COVENANT NOT TO SUE. GI covenants not to sue CBM or its
                     Affiliates or sublicensees, or any third party which acquires CBM Product from CBM or its Affiliates or sublicensees, under any third party Patent licensed to GI without the right to sublicense CBM, with respect to any CBM Product or any activity related thereto for which GI would have sublicensed (or would have been required to sublicense) CBM under such Patent, if GI had such sublicensable interest in such Patent.

                  e. THIRD PARTY ROYALTIES. The licenses to CBM set forth in
                     Subsection 3.2(a) shall be royalty-free; provided, however; CBM shall pay or reimburse GI for all royalties payable by GI pursuant to GI


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                     Third Party License Agreements on account of CBM's sales of any CBM Product and, beginning on March 1, 1997, the ******* annual payment required for GI to maintain exclusivity and sublicensing rights in the *********** field under the Stanford/Ringold License Agreement listed on SCHEDULE 3.1 attached to this Agreement. (For such time as both CBM and Stryker have a sublicense from GI under the Stanford/Ringold License Agreement, CBM and Stryker each shall pay one-half of such ******* annual payment.) Recognizing that GI has limited knowledge of the CBM Products and the processes, formulations, matrices and other matters used by CBM with respect thereto, GI represents and warrants, to the best of its knowledge, that
                     (i) the Patents listed on SCHEDULE 2.13 attached to this Agreement represent all GI Patents relating to the BMP Subject Matter that would be infringed by CBM making and having made, using, offering for sale, selling and having sold, importing and having imported, or exporting and having exported, the CBM Products, and (ii) that SCHEDULE
                     3.1 attached to this Agreement sets forth all GI Third
                     Party License Agreements that would require CBM to pay or reimburse GI for royalties payable to third parties on CBM's sales of the CBM Products as a result of receiving a license under Section 3.2(a) to the Patents listed on
                     SCHEDULE 2.13, together with the corresponding maximum royalty percentages thereunder.

         3.3.     FROM STRYKER TO GI.

                   a. GRANT. Stryker grants to GI irrevocable, worldwide, non-exclusive (except as provided below) licenses and sublicenses in all fields in which Stryker has a licensable interest under the Patents listed on SCHEDULE 2.8 (and in addition, those Patents which are sublicensable to GI under the Third Party License Agreements listed on SCHEDULE
                        3.3 to this Agreement), to make and have made, to use, to offer for sale, to sell and have sold, to import and have imported, and to export and have exported, the GI Products. This grant shall be exclusive, even as to Stryker, with respect to the GI Base Protein HBMP2 and the GI Derivative
                        Products of HBMP2.  With respect to heterodimers
                     and chimeras of any GI Base Protein or any GI Derivative Product, no right, license or sublicense is granted with respect to any protein, polypeptide chain or fragment thereof (alone or as a component of any heterodimer or chimera) that is not on the list of GI Base Proteins set forth on SCHEDULE 2.11, or is not licensed or sublicensed hereunder as a Derivative Product of such GI Base Proteins.

                  b. OPTION TO EXPAND LICENSE. Stryker grants to GI an option, exercisable by GI at any time upon written notice to Stryker, to add the following to the licenses/sublicenses granted to GI in Section 3.3(a), above, subject to all limitations and restrictions set forth therein: (i) any other CBM/Stryker Patent (or claim thereof) which is necessary or useful in order for GI to make, have made, use, offer for sale, sell, have sold, import, have imported, export or have exported the GI Base Proteins, and the GI Derivative Products referred to in Section 2.12(a) through (h) with respect thereto; or (ii) any other Patent (or claim thereof) in which Stryker acquires an interest sublicensable to GI after the Effective Date, which is strictly necessary in order for GI to make and have made, to use, to offer for sale, to sell and have sold, to import and have imported, and to export and have exported, the GI Base Proteins, and the GI Derivative Products referred to in Section 2.12(a) through (g) with respect thereto.

                  c. THIRD PARTY LICENSE AGREEMENTS. GI agrees to comply with all applicable terms and conditions of all agreements with third parties pursuant to which Stryker acquired or acquires a sublicensable interest in any Patents sublicensed to GI pursuant to Sections 3.3(a) or 3.3(b), above (the "Stryker Third Party License Agreements"). Notwithstanding Sections 3.3(a) and 3.3(b), above, GI will not be deemed to have a sublicense under any third party Patent with respect to any product or activity which (i) would not, but for such sublicense, infringe such Patent, or (ii) is otherwise licensed or sublicensed by GI under such third party's Patents for such purpose or purposes.

                  d. COVENANT NOT TO SUE. Stryker covenants not to sue GI or its
                     Affiliates or sublicensees, or any third party which acquires GI Product from GI or its Affiliates or sublicensees, under any third party Patent licensed to Stryker without the right to sublicense GI, with respect to any GI Product or any activity related thereto for which Stryker would have sublicensed (or would have been required to sublicense) GI under such Patent, if Stryker had such sublicensable interest in such Patent.

                  e. THIRD PARTY ROYALTIES. The licenses to GI set forth in
                     Subsection 3.3(a) shall be royalty-free; provided, however, GI shall pay or reimburse Stryker for all royalties payable by Stryker pursuant to Stryker Third Party License Agreements on account of GI's sales of any GI Product. Recognizing that Stryker has limited knowledge of the GI Products and the processes, formulations, matrices and other matters used by GI with respect thereto, Stryker represents and warrants, to the best of its knowledge, that
                     (i) the Patents listed on SCHEDULE 2.8 attached to this Agreement represent all CBM/Stryker Patents relating to the BMP Subject Matter that would be infringed by GI making and having made, using, offering for sale, selling and having sold, importing and having imported, or exporting and having exported, the GI Products, and (ii) that SCHEDULE
                     3.3 attached to this Agreement sets forth all Stryker Third Party Agreements that would require GI to pay or reimburse Stryker for royalties payable to third parties on GI's sales of the GI Products as a result of receiving a license under Section 3.3(a) to the Patents listed on SCHEDULE 2.8, together with the corresponding maximum royalty percentages thereunder.

         3.4.     FROM CBM TO GI.

                  a. GRANT. CBM grants to GI irrevocable, worldwide,
                     non-exclusive (except as provided below) licenses and sublicenses in all fields in which CBM has a licensable interest under the Patents listed on SCHEDULE 2.8 (and in addition, those Patents which are sublicensable to GI under the Third Party License Agreements listed on SCHEDULE 3.4 to this Agreement), to make and have made, to use, to offer for sale, to sell and have sold, to import and have imported, and to export and have exported, the GI Products. This grant shall be exclusive, even as to CBM, with respect to the GI Base Protein HBMP2 and the GI Derivative Products of HBMP2. With respect to heterodimers and chimeras of any GI Base Protein or any GI Derivative Product, no right, license or sublicense is granted with respect to any protein, polypeptide chain or fragment thereof (alone or as a component of any heterodimer or chimera) that is not on the list of GI Base Proteins set forth on SCHEDULE 2.11, or is not licensed or sublicensed hereunder as a Derivative Product of such GI Base Proteins.

                  b. OPTION TO EXPAND LICENSE. CBM grants to GI an option,
                     exercisable by GI at any time upon written notice to CBM, to add the following to the licenses/sublicenses granted to GI in Section 3.4(a), above, subject to all limitations and restrictions set forth therein: (i) any other CBM/Stryker Patent (or claim thereof) which is necessary or useful in order for GI to make, have made, use, offer for sale, sell, have sold, import, have imported, export or have exported the GI Base Proteins, and the GI Derivative Products referred to in Section 2.12(a) through (h) with respect thereto; or (ii) any other Patent (or claim thereof) in which CBM acquires an interest sublicensable to GI after the Effective Date, which is strictly necessary in order for GI to make and have made, to use, to offer for sale, to sell and have sold, to import and have imported, and to export and have exported, the GI Base Proteins, and the GI Derivative Products referred to in Section 2.12(a) through
                     (g) with respect thereto.

                  c. THIRD PARTY LICENSE AGREEMENTS. GI agrees to comply with all applicable terms and conditions of all agreements with third parties pursuant to which CBM acquired or acquires a sublicensable interest in any Patents sublicensed to GI pursuant to Sections 3.4(a) or 3.4(b), above (the "CBM Third Party License Agreements"). Notwithstanding Sections 3.4(a) and 3.4(b), above, GI will not be deemed to have a sublicense under any third party Patent with respect to any product or activity which (i) would not, but for such sublicense, infringe such Patent, or (ii) is otherwise licensed or sublicensed by GI under such third party's Patents for such purpose or purposes.

                  d. COVENANT NOT TO SUE. CBM covenants not to sue GI or its
                     Affiliates or sublicensees, or any third party which acquires GI Product from GI or its Affiliates or sublicensees, under any third party Patent licensed to CBM without the right to sublicense GI, with respect to any GI Product or any activity related thereto for which CBM would have sublicensed (or would have been required to sublicense) GI under such Patent, if CBM had such sublicensable interest in such Patent.

                  e. THIRD PARTY ROYALTIES. The licenses to GI set forth in
                     Subsection 3.4(a) shall be royalty-free; provided, however; GI shall pay or reimburse CBM for all royalties payable by CBM pursuant to CBM Third Party License Agreements on account of GI's sales of any GI Product. Recognizing that CBM has limited knowledge of the GI Products and the processes, formulations, matrices and other matters used by GI with respect thereto, CBM represents and warrants, to the best of its knowledge, that (i) the Patents listed on
                     SCHEDULE 2.8 attached to this Agreement represent all CBM/Stryker Patents relating to the BMP Subject Matter that would be infringed by GI making and having made, using, offering for sale, selling and having sold, importing and having imported, or exporting and having exported, the GI Products, and (ii) that SCHEDULE 3.4 attached to this Agreement sets forth all CBM Third Party License Agreements that would require GI to pay or reimburse CBM for royalties payable to third parties on GI's sales of the GI Products as a result of receiving a license under Section 3.4(a) to the patents listed on SCHEDULE 2.8, together with the corresponding maximum royalty percentages thereunder.

         3.5. SUBLICENSES. GI, Stryker and CBM each shall have the right to grant sublicenses under the foregoing licenses, to their respective licensees (including, without limitation, their respective Affiliates) of the GI Products, Stryker Products or CBM Products, as applicable, provided said sublicensees agree to comply with all terms and conditions of the foregoing licenses. Notwithstanding any such sublicense, the licensor party shall remain primarily liable for all of such sublicensee's duties and obligations contained in this Agreement.

         3.6. ORPHAN DRUG RIGHTS. If GI, Stryker or CBM (or a sublicensee of such party) receives Orphan Drug Rights for a GI Product, a Stryker Product or a CBM Product, respectively, for which the recipient of the Orphan Drug Rights (the "Recipient") has granted a license hereunder to the other parties, the Recipient agrees to consent to the approval of the other parties' (and their respective sublicensees') marketing approval applications for the GI Product, Stryker Product or CBM Product, as the case may be, for which such license was granted by the Recipient, notwithstanding such Orphan Drug Rights, or to otherwise immediately take such action or grant such rights as are necessary so that the other parties (and their sublicensees) are not blocked or delayed by the designation or award of such Orphan Drug Rights from selling a GI Product, Stryker Product or CBM Product, as applicable, for which they received a license from the Recipient hereunder, including, but not limited to, the submission of a consent letter to the United States Food and Drug Administration or applicable foreign government or regulatory authority, with respect to the other parties (or sublicensees) at the time a request for Orphan Drug Rights is submitted, or the prompt execution of any other documents, notices or agreements that may be necessary to carry out the intent of this Section . In connection with the grant of a sublicense under Section 3.5, above, the parties shall have the right to provide such sublicensees with a consent under the Orphan Drug Rights of the other parties. Upon request, a party shall immediately provide a consent to the applicable regulatory authorities and/or the requesting party under its Orphan Drug Rights for the benefit of such sublicensee of the requesting party.

         3.7. NO RESTRICTIONS ON LICENSOR PARTY. Stryker and CBM severally, and not jointly, agree that they and their respective Affiliates shall not (and shall not grant a license to any third party to) make, have made, use, offer for sale, sell, have sold, import, have imported, export or have exported (collectively, "exploitation") any product comprising the GI Base Protein BMP2 or any GI Derivative Product with respect to the GI Base Protein BMP2, for so long as the exploitation of such GI Base Protein or such GI Derivative Product is covered by an unexpired patent exclusively licensed hereunder. GI agrees that it and its Affiliates shall not (and shall not grant a license to any third party to) make, have made, use, offer for sale, sell, have sold, import, have imported, export or have exported (collectively, "exploitation") any product comprising the CBM/Stryker Base Protein BMP7 or any CBM/Stryker Derivative Product with respect to the CBM/Stryker Base Protein BMP7, for so long as the exploitation of such CBM/Stryker Base Protein or such CBM/Stryker Derivative Product is covered by an unexpired patent exclusively licensed hereunder. Except as set forth in the preceding sentences and except for the exclusive licenses set forth in Section 3, above, (a) nothing contained in this Agreement shall be deemed to restrict in any manner whatsoever the right of each of Stryker and CBM to use the CBM/Stryker Patents, to issue licenses to others for any purpose under such CBM/Stryker Patents or to enforce such Patents against third parties, and
                  (b) nothing contained in this Agreement shall be deemed to restrict in any manner whatsoever the right of GI to use the GI Patents, to issue licenses to others for any purpose under such GI Patents or to enforce such Patents against third parties.

         3.8. TERMINATION OF LICENSES. Unless terminated earlier by a licensee party, all licenses or sublicenses provided for in this Agreement shall run to the end of the enforceable term of the Patents or Third Party License Agreements (other than sublicenses under Third Party License Agreements which are sooner terminated by a third party licensor pursuant to the terms of such agreements) under which such licenses or sublicenses are granted and shall not be terminable by any licensor party or any successor, assign or any person claiming through a licensor party under any circumstances or for any reason. Notwithstanding the foregoing, in the event a licensor party wishes to terminate a Third Party License Agreement, it shall give notice to the licensee party or parties. A licensee party may require the licensor party to maintain such Third Party License Agreement and the sublicense to such licensee party thereunder, provided that such licensee party assumes all of such licensor party's obligations under such Third Party License Agreement. Any licensee party may at any time terminate any license or sublicense granted to it by any other licensor party under any particular Patent or Patents or any claim or claims of any particular Patent or Patents by written notice to the licensor party thereof.

         3.9.     THIRD PARTY ROYALTY ADMINISTRATION.

                  a. REPORTS AND PAYMENT. Each party shall deliver to the
                     licensor party to which third party royalty reimbursement is payable, within sixty (60) days after the end of each calendar quarter in which royalty-bearing sales of a GI Product, a Stryker Product or a CBM Product, as applicable, have occurred, a written report showing its computation of royalties due on account of the royalty obligations imposed by the applicable Third Party License Agreement, upon sales by such party and its sublicensees during each such calendar quarter. Simultaneously with the delivery of each such report, the paying party shall tender payment in United States Dollars of all royalties shown to be due therein, by wire transfer to a bank and account designated by the party to which payment is owed, or by other means agreed to by the parties.

                  b. COMPLIANCE WITH TERMS AND CONDITIONS OF THIRD PARTY
                     AGREEMENTS. In calculating and paying or reimbursing a party for third party royalty obligations under Subsections 3.1(e), 3.2(e), 3.3(e) and 3.4(e), the parties shall comply with the applicable terms and conditions of the applicable Third Party License Agreements which impose such royalty obligations, including, without limitation, calculation of net sales, reporting requirements, currency conversion, foreign royalties, taxes and records. Copies of the relevant provisions of such third party agreements shall be furnished to a paying party for compliance purposes.

                  c. RECORDS. Each party shall keep, and shall require all
                     sublicensees to keep, for a period of at least two (2) years, full, true and accurate books of accounts and other records containing all information and data which may be necessary to ascertain and verify the royalties payable hereunder. During the term of this Agreement and for a period of two (2) years following its termination, each party shall have the right, at its own expense, from time to time (not to exceed once during each calendar year) to designate an independent accounting firm to inspect, in confidence, such books, records and supporting data. In the event such inspection reveals an underpayment of more than 10% of the royalty due for the period inspected, the party whose books and records were inspected shall reimburse the inspecting party for the reasonable cost of the inspection.

4.       WARRANTIES AND INDEMNITIES.

         4.1. WARRANTIES. Stryker and CBM each severally and not jointly represents and warrants to GI that (a) Stryker and CBM collectively have an interest licensable or sublicensable to GI in all of the Patents listed on SCHEDULE 2.8 attached to this Agreement and (b) the combination of the rights granted by them to GI under Sections 3.3(a) and 3.4(a) of this Agreement represents, in sum, all fields of use under such Patents. GI represents and warrants to each of Stryker and CBM that it has an interest licensable or sublicensable to Stryker and CBM in all of the Patents listed on SCHEDULE 2.13 attached to this Agreement. Stryker and CBM each severally and not jointly represents and warrants to GI, and GI represents and warrants to each of Stryker and CBM, that it has full right, power and authority to grant the licenses and sublicenses granted by it under this Agreement.

                  Stryker and CBM (and their respective sublicensees, and all of their respective agents, directors, officers and employees) jointly and severally harmless, at GI's cost and expense, from and against any and all losses, costs, liabilities, damages, fees and expenses, including reasonable attorneys' fees and expenses (collectively, "Liabilities") arising out of or in connection with GI's manufacture, promotion, sale or other disposition of the GI Products, including, but not limited to, patent infringement or patent validity-related matters, and any actual or alleged injury, damage, death or other consequence occurring to any person as a result, directly or indirectly, of the possession, consumption or use of the GI Products, regardless of the form in which any such claim is made.

                  Stryker shall defend, indemnify and hold GI (and its sublicensees, and their respective agents, directors, officers and employees) harmless, at Stryker's cost and expense, from and against any and all Liabilities arising out of or in connection with Stryker's manufacture, promotion, sale or other disposition of the Stryker Products, including, but not limited to, patent infringement or patent validity-related matters, and any actual or alleged injury, damage, death or other consequence occurring to any person as a result, directly or indirectly, of the possession, consumption or use of the Stryker Products, regardless of the form in which any such claim is made.

                  CBM shall defend, indemnify and hold GI (and its sublicensees, and their respective agents, directors, officers and employees) harmless, at CBM's cost and expense, from and against any and all Liabilities arising out of or in connection with CBM's manufacture, promotion, sale or other disposition of the CBM Products, including, but not limited to, patent infringement or patent validity-related matters, and any actual or alleged injury, damage, death or other consequence occurring to any person as a result, directly or indirectly, of the possession, consumption or use of the CBM Products, regardless of the form in which any such claim is made.

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.



                  In the event an indemnified party is sued, or a claim or threat of suit is made against the indemnified party, on account of the indemnifying party's activities with the GI Products, Stryker Products or CBM Products, as applicable, then the indemnified party shall promptly notify the indemnifying party thereof, and at the indemnifying party's cost, will permit the indemnifying party's attorneys to handle, fully control, defend and/or settle such claims or suits; provided, however, that the failure to give prompt notice shall not relieve the indemnifying party of its obligations to indemnify the indemnified party unless such failure significantly prejudices the ability of the indemnifying party to defend such claim, suit or threatened suit. The indemnified party may elect to be represented in such suit by counsel of its own choice at its own expense. The indemnified party may settle or compromise such suit; provided, however; the indemnifying party's indemnity obligations under this Section shall only apply to settlements or compromises made by the indemnified party with the indemnifying party's prior written consent. The indemnifying party may not settle or compromise such suit without the prior written consent of the indemnified party unless such settlement imposes no obligation, liability or responsibility on the indemnified party, including, without limitation, any obligation to do or refrain from doing any act or thing.

         4.3. *** PATENTS. Stryker and CBM each severally and not jointly covenants and agrees to use its best efforts to obtain the right to sublicense the *** Patents to GI. If Stryker and/or CBM have not obtained the right to sublicense the *** Patents to GI pursuant to Sections 3.3 and/or 3.4, above, Stryker and CBM shall not (a) enforce, or otherwise assert claims under, the *** Patents against GI or its Affiliates or sublicensees or (b) sublicense any rights obtained under this Agreement to any third party which has the right to enforce, or otherwise assert claims under, the *** Patents, unless said third party agrees not to enforce, or otherwise assert claims under, the *** Patents against GI or its Affiliates or sublicensees, and GI and its Affiliates and sublicensees shall be named third party beneficiaries of such agreement in such sublicense.

5.       CONFIDENTIALITY.

         5.1. TREATMENT OF CONFIDENTIAL INFORMATION. Each party shall maintain all information of another party, which is treated by such other party as proprietary or confidential, in confidence, and shall not disclose, divulge or otherwise communicate such confidential information to others, or use it for any purpose, except pursuant to, and in order to carry out, the terms and objectives of this Agreement, and hereby agrees to exercise every reasonable precaution to prevent and restrain the unauthorized disclosure of such confidential information by any of its Affiliates, directors, officers, employees, consultants, subcontractors, sublicensees or agents.

         5.2. RELEASE FROM RESTRICTIONS. The provisions of Section 5.1 shall not apply to any confidential information disclosed hereunder which:

                  a. was known or used by the receiving party or its Affiliates prior to its date of disclosure to the receiving party, as evidenced by the prior written records of the receiving party or its Affiliates; or

                  b. either before or after the date of the disclosure to the receiving party is lawfully disclosed without restriction to the receiving party or its Affiliates by an independent, unaffiliated third party rightfully in possession of the confidential information (but only to the extent of the rights received from such third party); or

                  c. either before or after the date of the disclosure to the receiving party becomes published or generally known to the public through no fault or omission on the part of the receiving party or its Affiliates; or

                  d. is required to be disclosed by the receiving party or its
                     Affiliates to comply with applicable laws, to defend or prosecute litigation or to comply with governmental regulations, or the rules of a stock exchange or NASDAQ, provided that the receiving party provides prior written notice of such disclosure to the other party and takes reasonable and lawful actions to avoid and/or minimize the degree of such disclosure.

6.       MISCELLANEOUS.

         6.1. PUBLICITY. Subject to the parties' first obtaining the authorizations, approvals and consents set forth in Section 6.16, below, the parties shall issue a joint press release regarding the subject matter of this Agreement, but otherwise, except as required by applicable law or regulation, no party shall originate any publicity, news release or other public announcement, written or oral, relating to this Agreement without the prior written approval of the other parties, which approval shall not be unreasonably withheld.

         6.2. NO IMPLIED LICENSES. Only the licenses granted pursuant to the express terms of this Agreement shall be of any legal force and effect. No license rights shall be created by implication or estoppel.

         6.3. NO AGENCY. Nothing herein shall be deemed to constitute any party as the agent or representative of the other parties, or the parties as joint venturers or partners for any purpose.

         6.4. NOTICE. All notices required under this Agreement to be given by one party to another shall be in writing and shall be given by addressing the same to the other at the address or facsimile number set forth below, or at such other addresses or facsimile numbers as the parties may specify in writing. All notices shall become effective when deposited in the United States Mail with proper postage for first class registered or certified mail prepaid, return receipt requested, or when delivered personally or by one-day courier service, or, if promptly confirmed by mail or one-day courier service as provided above, when dispatched by facsimile.

                  GI:      Genetics Institute, Inc.
                           87 CambridgePark Drive
                           Cambridge, Massachusetts 02140
                           Telecopier: (617) 876-5851
                           Attn: Gabriel Schmergel

                  Stryker: Stryker Corporation
                           2725 Fairfield Road
                           Kalamazoo, Michigan 49002
                           Telecopier: (616) 385-0030
                           Attn: John W. Brown

                  CBM:     Creative BioMolecules, Inc.
                           45 South Street
                           Hopkinton, Massachusetts 01748
                           Telecopier: (508) 435-6951
                           Attn: Michael Tarnow

         6.5. ASSIGNMENT. This Agreement, and the rights and obligations hereunder, may not be assigned or transferred, in whole or in part, by any party without the prior written consent of the other parties, except in connection with the merger, consolidation or sale of all or substantially all of a party's assets, or the assets of a party which are directly related to the performance of its obligations under this Agreement, provided that the assignee agrees to be bound by the terms and conditions of this Agreement.

         6.6. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with regard to its subject matter, and supersedes all previous written or oral representations, agreements and understandings between the parties.

         6.7. NO MODIFICATION. This Agreement may be changed only by a writing signed by the parties.

         6.8. HEADINGS. The headings contained in this Agreement are for convenience of reference only and shall not be considered in construing this Agreement.

         6.9. WAIVER. The waiver by any party of a breach or a default of any provision of this Agreement by another party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of any party to exercise or avail itself of any right, power or privilege that it has or may have hereunder operate as a waiver of any right, power, or privilege by such party.

         6.10. SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and all other provisions shall remain in full force and effect. If any of the provisions of this Agreement is held to be excessively broad or invalid, illegal or unenforceable in any jurisdiction, it shall be reformed and construed by limiting and reducing it so as to be enforceable to the maximum extent permitted by law in conformance with its original intent.

         6.11. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

         6.12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         6.13. APPLICABLE LAW. This Agreement shall in all events and for all purposes be governed by, and construed in accordance with, the law of the Commonwealth of Massachusetts without regard to any choice of law principle that would dictate the application of the law of another jurisdiction.

         6.14.    ARBITRATION.

                  a. The parties shall attempt to resolve any dispute or
                     controversy arising under or relating to the interpretation or meaning of this Agreement, but excluding any disputes or controversies related to the validity, infringement or enforceability of any Patents, by good faith negotiations. Any matter that cannot be resolved by such good faith negotiation shall be resolved by final and binding arbitration conducted by three (3) arbitrators in Boston, Massachusetts, in accordance with the then-current American Arbitration Association ("AAA") Commercial Arbitration Rules (the "AAA Rules") as modified by this Section 6.14.

                  b. The arbitrators shall be selected by mutual agreement of the parties or, failing such agreement, in accordance with the aforesaid AAA Rules. At least one (1) member of the arbitration panel shall be reasonably familiar with the biotechnology industry. Stryker and CBM shall bear one-half of the cost of the arbitrators and GI shall bear one-half of the costs of the arbitrators. No arbitrator may be affiliated in any way with any party.

                  c. The parties shall have the right of limited pre-hearing discovery, in accordance with the U.S. Federal Rules of Civil Procedure, as then in effect, for a period not to exceed sixty (60) days.

                  d. As soon as the discovery is concluded, but in any event within thirty (30) days thereafter, the arbitrators shall hold a hearing in accordance with the AAA Rules. Thereafter, the arbitrators shall promptly render a written decision, together with a written opinion setting forth in reasonable detail the grounds for such a decision.

                  e. Judgment may be entered in any court of competent
                     jurisdiction to enforce the award entered by the arbitrators.

                  f. The duty of the parties to arbitrate any dispute thereunder shall survive expiration or termination of this Agreement for any reason.

         6.15. HART-SCOTT-RODINO FILING. The parties shall cooperate fully and use their best efforts to comply with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations issued thereunder (the "HSR Act"), to determine if a Notification Report is required thereunder, and to file any required Notification Report form with the Federal Trade Commission and the Department of Justice in accordance with such rules and regulations with respect to the transactions contemplated in this Agreement. In the event such Notification Report is required, this Agreement shall become effective as of the Effective Date at such time as the appropriate waiting periods as prescribed by such rules and regulations have expired.

         6.16. CONSENTS. This Agreement shall become effective as of the Effective Date at such time as the following consents, approvals and authorizations have been obtained by the respective parties:

                  a. GI obtains (i) the waiver of American Home Products
                     Corporation's right of first refusal under its Governance Agreement with GI, (ii) the consent of

                     GI's joint venture entities with Yamanouchi Pharmaceutical Co., Ltd. and (iii) the authorization of the Intellectual Property Committee of GI's Board of Directors, which consents and authorization will be promptly sought and provided to CBM and Stryker following receipt thereof.

                  b. CBM and Stryker each obtain all requisite consents and
                     approvals, including the authorization of each parties' respective boards of directors, which consents and authorization will be promptly sought and provided to GI following receipt thereof.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, duly authorized representatives of the parties have signed this Agreement as a document under seal as of the Effective Date.

GENETICS INSTITUTE, INC.


BY /s/Gabriel Schmergel
   _______________________
Gabriel Schmergel
President and CEO


STRYKER CORPORATION

By /s/John W. Brown
   _______________________
John W. Brown
Chairman of the Board,
CEO and President


CREATIVE BIOMOLECULES, INC.


By /s/Michael Tarnow
   _______________________
Michael Tarnow
CEO and President


ACKNOWLEDGMENT OF CONSENT:

         GPDC PARTNERSHIP:

                  GI JAPAN, INC.                  YAMANOUCHI USA, INC.


                  By /s/Tuan Ha-Ngoc              By /s/Shigeo Morioka
                     _____________________           _____________________

                    CONFIDENTIAL MATERIALS OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.

                                  Schedule 2.5
                            CBM/Stryker Base Proteins
                                   (attached)


         ***********
         ***************************************************************
         ***************************************************************
         ***************************************************************
         HBMP7********************************************************
         ***************************************************************

         ***************************************************************

         ***************************************************************

         ***************************************************************

         ***************************************************************

         ***************************************************************
         ***************************************************************

         ***************************************************************
         ***************************************************************

         ***************************************************************
         ***************************************************************





NOTES:

                  1 Hbmp7=OP1
                  ************

                    CONFIDENTIAL MATERIALS OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.

         *****


         *********************************

         *********************************

         *********************************

         *********************************

         *********************************

         *********************************

         *********************************

         *********************************

         *********************************

         *********************************

         *********************************

         *********************************

         *********************************

         *********************************

         *********************************

                                  Schedule 2.8
                               CBM/Stryker Patents













                    CONFIDENTIAL MATERIALS OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                    CONFIDENTIAL MATERIALS OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


                                  Schedule 2.11
                                GI Base Proteins




         ***********
         Hbmp2 *********************************************************
         ***************************************************************
         ***************************************************************
         ***************************************************************
         ***************************************************************
         ***************************************************************
         ***************************************************************
         ***************************************************************
         ***************************************************************
         ***************************************************************
         ***************************************************************
         ***************************************************************
         ***************************************************************
         ***************************************************************
         ***************************************************************
         ***************************************************************
         ***************************************************************
         ***************************************************************
         ***************************************************************
         ***************************************************************
         ***************************************************************
         ***************************************************************
         ***************************************************************



         NOTES:

              **********
              **********
              **********
              **********
              **********
              **********

                    CONFIDENTIAL MATERIALS OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


         *****


         *********************************

         *********************************

         *********************************

         *********************************

         *********************************

         *********************************

         *********************************

         *********************************

         *********************************

         *********************************

         *********************************

         *********************************

         *********************************

         *********************************

                                  Schedule 2.13
                                   GI Patents


                    CONFIDENTIAL MATERIALS OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                  Schedule 3.1
                      GI Third Party License Agreements and
                     Maximum Royalty Obligations Thereunder

                    CONFIDENTIAL MATERIALS OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
                       ASTERISKS DENOTE SUCH OMISSIONS.


         Agreement                     Date      Maximum Royalty Obligation
         ---------                     ----      --------------------------

         MetaMorphix Collaboration     12-1-94   ***************
          Agreement                              ***************
                                                 ***************
                                                 ***************

         Stanford/Ringold              3-1-94    *****
          License Agreement

         Harvard ****************      8-18-95   *****
          License Agreement

         Stanford/Cohen and Boyer      12-2-80   **********
          License Agreement                      **********

                                  Schedule 3.3
                   Stryker Third Party License Agreements and
                     Maximum Royalty Obligations Thereunder

         Agreement                     Date      Maximum Royalty Obligation
         ---------                     ----      --------------------------


         --None--                      --        --

                                  Schedule 3.4
                     CBM Third Party License Agreements and
                     Maximum Royalty Obligations Thereunder


         Agreement                     Date        Maximum Royalty Obligation
         ---------                     ----        --------------------------
         Stanford/Cohen and Boyer      To be       To be
          License Agreement            Completed   Completed